Exhibit 10.1

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (the “Amendment”) is dated the 1st day of March, 2013 between AgFeed USA, LLC (formerly known as M2 P2, LLC); TS Finishing, LLC; New York Finishing, LLC; Pork Technologies, L.C.; New Colony Farms, LLC; Heritage Farms, LLC; Heritage Land, LLC; Genetics Operating, LLC; M2P2 Facilities, LLC; MGM, LLC; M2P2 General Operations, LLC; New Colony Land Company, LLC; M2P2 AF JV, LLC; and Midwest Finishing, LLC (hereinafter referred to as “Borrower”) and FARM CREDIT SERVICES OF AMERICA, FLCA and PCA (“Lender”).

RECITALS

a.           The Borrower is indebted to Lender under the following loan facilities (collectively the “Loans”) pursuant to that certain Credit Agreement dated as of June 6, 2006, as the same has since been amended by nineteen separate amendments executed prior to the date of this Agreement (the “Credit Agreement”):

Loan Facility A ($64,700,000.00),

Loan Facility F ($9,544,610.50)

b.           The Borrower’s obligations to the Lender under the Loans, as evidenced by the Credit Agreement are secured as provided in one or more security agreements, mortgages, and other related security documents between Borrower and Lender (the Credit Agreement, the foregoing security documents together with all other documents related thereto being collectively referred to herein as the “Credit Documents”). Borrower and Lender previously executed a Forbearance Agreement dated February 1, 2013 (which together with all Amendments is hereinafter referred to as “Agreement”).

c.           The Borrower acknowledges it is in default of its obligations to Lender under provisions of the Credit Documents as follows: (i) maturity of all amounts due under Credit Facility A on the date of this Agreement; (ii) prior use of loan funds for the purchase of pigs feed and other expenses in connection with the hog feeding operation of Midwest Finishing, LLC which is not a Borrower under the Credit Agreement; (iii) after giving effect to the arbitration award in favor of Hormel Foods Corporation on or about January 9, 2013 the Borrower was in default of the following terms under the Credit Agreement: a) Section 6.11.3 Tangible Net Worth requirements; b) Section 6.11.1 Working Capital requirement; and c) Section 6.11.5 EBITDA requirement: and (iv) since the date of the Agreement the Borrowing Base Liabilities have exceeded the Borrowing Value of the Borrowing Base Assets on one or more of the Borrowing Base Reports (collectively referred to herein as the “Existing Events of Default”).

d.           Borrower acknowledges it has received notice dated December 14, 2012 that their Loans are distressed under provisions of the Farm Credit Act, as amended (Distressed Loan Notice) and that Borrowers’ restructuring request submitted to Lender on or about January 5, 2013 has been denied by Lenders written response dated January 28, 2013.

NOW, THEREFORE, in consideration of the facts set forth in these Recitals, which the parties agree are true and correct, and in consideration for entering into this Amendment the parties hereto agree as follows:

A.         Sections 2 and 5 are amended and restated as follows:

2.          Forbearance Period. Beginning on the Effective Date of this Agreement and ending on the earlier of an Event of Default (as defined below) or May 1, 2013 (the “Forbearance Period”), the Lender agrees that it will take no action to enforce its default remedies under the Credit Documents provided that nothing herein will require Lender to cancel any default or other notices sent to Borrower prior to the date of execution of this Agreement by Borrower. During the Forbearance Period, the Borrower will formulate a plan for addressing the covenant defaults and to resolve the ongoing disputes with Hormel Foods Corporation, and will present such plan to the Lender no later than the end of the Forbearance Period. Notwithstanding the forbearance herein, Lender reserves all its rights set forth in the Credit Documents and under applicable law, including the right to act on any and all defaults and to take any other action it deems appropriate to protect its rights after the Forbearance Period or upon any default by Borrower under this Agreement.

If, at the end of the Forbearance Period, the Loans have not been paid and satisfied in full or if Borrowers have not submitted any plan to Lender addressing the covenant defaults, Lender shall be immediately entitled to take enforcement actions permitted under the Credit Agreement, the other Credit Documents and applicable laws and principles of equity, all without further notice or demand in respect of the existing covenant defaults or any new event of default then existing.

5.         Conditions During Forbearance Period. From and after the Effective Date the Borrowers agree to the following conditions in addition to all conditions under the Credit Agreement:

5.1        The loan will remain in default status and interest will accrue at the default interest rate.

5.2        Borrower agrees to submit a current Borrowing Base report calculated as of each Friday which will be due on or before Wednesday of the week following the date of each calculation. Borrower previously submitted a thirteen week Borrowing Base projection dated 2/25/13 as subsequently amended by the revised Borrowing Base projection, proposed by Borrower and agreed to by Lender, which is attached hereto as Exhibit A and is incorporated herein. Borrower agrees to submit an updated cash flow and Borrowing Base projection on or before March 27, 2013 for the thirteen weeks period commencing with the week ending April 5, 2013, which is subject to Lender’s review and approval. The actual borrowing base margin reported for each weekly Borrowing Base will not be more than $400,000.00 less than the projected borrowing base margin for the same reporting period as set forth in the then-current thirteen week Borrowing Base projection. For the avoidance of doubt Borrower shall be in compliance with the Borrowing Base requirements and the borrowing base margin shall not at any time be less than $0.

5.3        Borrower previously submitted a thirteen week cash flow for the period commencing with the week ending February 15, 2013 which Lender has accepted and Borrower agrees to submit an updated cash flow projection on or before March 27, 2013 for the thirteen weeks period commencing with the week ending April 5, 2013, which is subject to Lender’s review and approval. The Borrower will submit, on or before Wednesday of the following week, a report comparing the actual results for each week to the budgeted amounts for that week. The total of the actual reported operating outflows and non-operating outflows (“Cash Outflows”) on a rolling four week basis (calculated on the most recent four week period completed) will not exceed the total amount of Cash Outflows projected for the most recent 4 week period by more than 4%.

5.4           Borrower agrees that an outside consultant will be retained by Lender to assist in analyzing the Borrower’s business and financial records subject to the terms and conditions identified in the Nineteenth Amendment to the Credit Agreement. Borrower agrees to fully cooperate with Carl Marks Advisory Group LLC (“Consultant”) by providing business records and information requested by Consultant.

5.5           Borrower agrees to promptly reimburse Lender all amounts Lender pays to outside legal counsel to represent and advise Lender in connection with Borrowers’ loan, including without limitation, this Agreement, any Amendments to the Credit Agreement, representation related to the Consultant, representation related to Hormel Food Corporation Arbitration Award and its assertion of a setoff against various loan collateral

5.6           Borrower agrees that it will not distribute any profits, make any loans, declare or pay any dividends, distribute earnings, allow any draws, or make other distributions to its shareholders or equity holders of Borrower or apply any assets to the redemption, retirement, purchase or other acquisition of any such equity interests except for transactions solely between entities that are Borrowers and except monies for the payments for Corporate Overhead paid by AgFeed USA, LLC to or at the direction of AgFeed Industries, Inc. Corporate Overhead will be limited to $468,750.00 per month for the months of January, February and March 2013. Borrower will not be allowed to pay Corporate Overhead in the month of April or beyond.

5.7           Borrower agrees that any Patronage payable to Borrower by Lender or any participating Lender under any Patronage plan will be applied to Credit Facility F as a special principal payment which will not reduce the regularly scheduled principal and interest payments.

5.8           In addition to any other reports required to be provided Lender under the Credit Agreement, Borrower agrees to provide Lender with accounts receivable and accounts payable aging reports together with a profit and loss summary in form acceptable to Lender monthly, due thirty days after the end of each monthly reporting period.

5.9           Borrower agrees to provide Lender, on or before March 15, 2013, a detailed budget and projections for potential cash collateral and/or DIP financing pertaining to any potential bankruptcy filing together with an outline of any potential filing including the expected venue for any filing.

5.10         Borrower agrees that it will use all reasonable efforts to complete an acceptable global settlement with Hormel on or before March 31, 2013 or such other settlement terms as may be acceptable to the parties. Borrower will provide Lender with timely updates regarding negotiations with Hormel as reasonably appropriate and in any event at least once each week. If Borrower is unable to complete an acceptable global settlement with Hormel on or before March 31, 2013 Borrower will be deemed to be in default of the agreement.

5.11         Borrower agrees to complete and furnish to Lender, on or before March 31, 2013, an alternate plan to address its financial obligations in the event that its negotiations with Hormel are unsuccessful that would include an orderly liquidation of all assets.

B.           Waiver and Release. To the extent any claims or defenses may exist, each Borrower, on behalf of themselves and their respective successors and assigns, hereby forever and irrevocably release Lender and its respective officers, representatives, agents, attorneys, employees, predecessors, successors, and assigns, from any and all such claims and defenses, whether known or unknown arising out of any acts or omissions occurring prior to the date of this Agreement.

C.           Effect of Agreement. Except as expressly provided in this Agreement, the Credit Documents remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any security interest or lien securing the Loans; (ii) waive or impair any rights, powers or remedies of the Lender under the Credit Documents; or (iii) constitute an agreement by the Lender or require it to extend the Forbearance Period, or grant additional forbearance periods.

D.           Miscellaneous.

1.	Recitals Incorporated. The Recitals set forth at the beginning of this Amendment are deemed incorporated herein, and the parties hereto represent they are true, accurate and correct.

2.	Advice from Independent Counsel. The parties hereto understand that this Amendment is a legally binding agreement that may affect such party’s rights. Each party hereto represents to the others that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Amendment and that it is satisfied with its legal counsel and the advice received from it.

3.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska.

4.	Severability. If any provision of this Amendment shall be invalid, illegal or otherwise unenforceable, such provision shall be severable from the remainder of such agreement and the validity, legality and enforceability of the remaining provisions shall not be adversely affected or impaired thereby and shall remain in full force and effect.

5.	Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

6.	Entire Agreement. This Agreement, together with the Credit Documents set forth the entire agreement between the parties pertaining to the transactions contemplated by this Agreement. The Agreement may be amended or modified only by a written instrument signed by the party against which enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:

AgFeed USA, LLC (formerly known as M2 P2, LLC)

By:	AgFeed Industries, Inc., its Managing Member

By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

TS Finishing, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

New York Finishing, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

Pork Technologies, L.C.

By:	M2P2 General Operations, LLC, its Managing Member

By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

New Colony Farms, LLC

By:	M2P2 General Operations, LLC, its Managing Member

By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

Heritage Farms, LLC

By:	M2P2 General Operations, LLC, its Managing Member

By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

Genetics Operating, LLC

By:	M2P2 General Operations, LLC, its Managing Member

By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

M2P2 Facilities, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

MGM, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

M2P2 General Operations, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

New Colony Land Company, LLC

By:	M2P2 Facilities, LLC, its Managing Member

By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

Heritage Land, LLC

By:	M2P2 Facilities, LLC, its Managing Member

By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

M2P2 AF JV, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

	By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

Midwest Finishing, LLC

By:	AgFeed USA, LLC, its Managing Member

By: AgFeed Industries, Inc., its Managing Member

By:	/s/ Gerry Daignault
Gerry Daignault, Chief Financial Officer

LENDER:

Farm Credit Services of America, PCA
Farm Credit Services of America, FLCA

By:	/s/ Brian Frevert
Brian Frevert, Vice President

Exhibit A

	3/1/13	3/8/13	3/15/13	3/22/13	3/29/13	4/5/13	4/12/13	4/19/13	4/26/13	5/3/13	5/10/13	5/17/13
Revised Borrowing Base Margin	44,792	3,900	1,738,958	392,686	1,346,706	1,579,796	2,161,840	2,301,699	1,831,205	1,871,427	2,391,447	1,818,930